Significant transactions	12 Months Ended
Oct. 31, 2021
Text Block [Abstract]
Significant transactions

Note 4	Significant transactions

A
cquisition of Canadian Costco credit card portfolio
On September 2, 2021, we announced that we entered into a long-term agreement to become the exclusive issuer of Costco-branded Mastercard credit cards in Canada. We will also acquire the existing Canadian Costco credit card portfolio, which has over $3 billion in outstanding balances. This transaction is expected to be completed in the first half of fiscal 2022, subject to customary closing conditions.
Sale of CIBC FirstCaribbean
On November 8, 2019, we announced that we had entered into a definitive agreement to sell 66.73% of the outstanding shares of CIBC FirstCaribbean to GNB Financial Group Limited (GNB) for total consideration of approximately US$797 million, subject to closing adjustments to reflect certain changes in CIBC FirstCaribbean’s book value. The closing of this transaction would have resulted in CIBC retaining a
24.9%
minority interest in CIBC FirstCaribbean.
In the fourth quarter of 2019, we recognized a goodwill impairment charge of $135 million as a result of the valuation implied from the definitive agreement with GNB. Commencing in the first quarter of 2020, the assets and liabilities of CIBC FirstCaribbean were treated as held for sale, and measured at the lower of their aggregate carrying amount and fair value less costs to sell, on the basis that the transaction was highly probable to close in 2020 subject to regulatory approvals. In the second quarter of 2020, we recognized an additional goodwill impairment charge of $28 million based on the estimated impact of the
COVID-19
pandemic on the recoverable value of the 24.9% interest in CIBC FirstCaribbean that we expected to retain.
As a result of the lengthy regulatory review process, the worsening impact of the
COVID-19
pandemic on the Caribbean economy and our revised expectations regarding the likelihood and timing of closing of a potential transaction, we concluded in the fourth quarter of 2020 that held for sale accounting was no longer appropriate. As a result, we were required to assess the recoverable amount of the remaining goodwill based on current market conditions rather than the definitive agreement with GNB. This assessment reflected revised expectations concerning the impact of the
COVID-19
pandemic and led to the recognition of an additional goodwill impairment charge of $220 million.
On February 3, 2021, we announced that the proposed sale of CIBC FirstCaribbean to GNB did not receive approval from CIBC FirstCaribbean’s regulators and that the transaction will not proceed.
For additional information, see Note 9.